SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     March 26, 2001
                                                     --------------------

                               SVI Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-23049                                         33-0896617
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(Commission File Number)                     (IRS Employer Identification No.)

12707 High Bluff Drive, Suite 335, San Diego, California           92130
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (858) 481-4404
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              (Registrant's telephone number, including area code)

                               SVI Holdings, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Organization Under Delaware Law and Name Change

On March 26, 2001, the Common Stock of the Registrant began trading on the American Stock Exchange, Inc. under the name SVI Solutions, Inc., retaining its symbol SVI. This change reflects a change in the Registrant's state of incorporation to Delaware. This change was accomplished by merging SVI Holdings, Inc., a Nevada corporation, into SVI Solutions, Inc., a Delaware corporation, formed for that purpose.

The merger was approved by the shareholders at the last annual meeting held November 16, 2000, and was effective March 1, 2001, upon filing merger documents in the States of Nevada and Delaware. Certificates bearing the former name, SVI Holdings, Inc., will continue to be accepted by the Registrant for all purpose and no exchange of certificates is required.

Renegotiation of Certain Loans

The Registrant has reached an agreement with its senior lender, Union Bank of California, N.A. (the "Bank") to extend its loan maturity date by approximately 30 days from the end of March 2001. This extension will provide the Registrant and the Bank time to continue discussions regarding a potential longer-term extension of the Company's senior loan facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit
         Number            Description
         ------            -----------
         2.1               Agreement and Plan of Merger
         2.2               Articles and Agreement of Merger
         3.1               Certificate of Incorporation of SVI Solutions, Inc.
         3.2               Bylaws of SVI Solutions, Inc.
         99.1              Press Release dated March 29, 2001

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    April 4, 2001

         SVI Solutions, Inc.
           (Registrant)

         By: /s/ Thomas A. Dorosewicz
            ---------------------------------------------
            Thomas A. Dorosewicz, Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------
         2.1               Agreement and Plan of Merger
         2.2               Articles and Agreement of Merger
         3.1               Certificate of Incorporation of SVI Solutions, Inc.
         3.2               Bylaws of SVI Solutions, Inc.
         99.1              Press Release dated March 29, 2001